EXHIBIT 99.1

PRESS RELEASE

The Brink’s Company
1801 Bayberry Court
P.O. Box 18100
Richmond, VA 23226-8100 USA
Tel. 804.289.9600
Fax 804.289.9770

FOR IMMEDIATE RELEASE
Contact:
Investor Relations
804.289.9709

Brink’s Reports Second-Quarter Results
Non-GAAP EPS $.27 vs $.47
GAAP EPS $.05 vs $.27
Management Reaffirms 2014 Outlook, Sets 2016 Non-GAAP Segment Margin Goal of 8%

RICHMOND, Va., July 24, 2014 – The Brink’s Company (NYSE: BCO), a global leader in security-related services, today reported second-quarter earnings.

                                                            Second-Quarter Highlights
GAAP:
•	Revenue down 7% (11% organic growth)
• Segment profit down 52% (16% organic decrease) due to lower profit in Venezuela and Mexico, margin 2.9% vs. 5.6%
•	Latin America loss $2 million vs. $24 million profit due primarily to impact of Venezuela currency devaluation and lower profit in Mexico
•	EMEA profit $17 million vs. $19 million due primarily to lower profit in France
•	North America profit flat at $6 million

Non-GAAP:
•	Revenue down 7% (11% organic growth)
•	Segment profit down 31% (15% organic decrease), margin 4.4% vs. 6%
•	Latin America profit $11 million vs. $25 million due primarily to lower profit in Mexico
•	EMEA profit $18 million vs. $19 million due primarily to lower profit in France
•	North America profit $7 million vs. $9 million

Tom Schievelbein, chairman, president and chief executive officer, said: “The decline in second-quarter earnings was due primarily to lower operating results in Mexico and France.  Negative currency translation also had a substantial impact on year-over-year comparisons due mainly to the devaluation of the Venezuelan bolivar earlier this year.

“The 2014 guidance we provided in April for each region and the company as a whole has not changed.  We are forecasting considerable profit growth in the second half as we expect operational improvements will begin to have an impact on several fronts, especially in the U.S. and Mexico.   We continue to expect our 2014 overall segment margin rate to be around 6.5% on revenue of about $3.7 billion.  Our longer-term goal is to achieve a full-year segment margin rate of 8% by the end of 2016, which should result in $290 to $330 million in segment operating profit and earnings of $2.50 to $3.00 per share on a non-GAAP basis.”

Summary Reconciliation of Second-Quarter GAAP to Non-GAAP EPS*
	Second Quarter		First Half
	2014	2013	2014	2013
GAAP Diluted EPS	$0.05	$0.27	$(1.15)	$0.33
Exclude expenses related to currency devaluation in Venezuela	0.12	-	1.65	0.18
Exclude U.S. retirement plan expenses	0.05	0.16	0.12	0.33
Exclude employee benefit settlement losses	0.02	0.01	0.03	0.01
Exclude gains and losses on acquisitions, dispositions, and closures	0.01	-	0.01	(0.02)
Exclude share-based compensation adjustment	0.07	-	0.07	-
Adjust quarterly tax rate to full-year average rate	(0.04)	0.03	(0.02)	0.03
Non-GAAP Diluted EPS	$0.27	$0.47	$0.72	$0.86

Summary of Second-Quarter Results*
	Second Quarter			First Half
(In millions, except for per share amounts)	2014	2013	% Change	2014	2013	% Change

GAAP
Revenues	$902	970	(7)%	$1,893	1,920	(1)%
Segment operating profit(a)	26	54	(52)	(28)	89	unfav
Non-segment expense	(15)	(22)	(29)	(33)	(39)	(13)
Operating profit (loss)	11	33	(67)	(62)	50	unfav
Income from continuing operations(b)	2	13	(83)	(56)	16	unfav
Diluted EPS from continuing operations(b)	0.05	0.27	(81)	(1.15)	0.33	unfav

Non-GAAP(c)
Revenues	$902	970	(7)%	$1,893	1,920	(1)%
Segment operating profit(a)	40	58	(31)	111	109	1
Non-segment expense	(10)	(11)	(13)	(23)	(19)	22
Operating profit	30	47	(36)	88	90	(3)
Income from continuing operations(b)	13	23	(41)	36	42	(15)
Diluted EPS from continuing operations(b)	0.27	0.47	(43)	0.72	0.86	(16)

(a)	Segment operating profit is a Non-GAAP measure. Disclosure of segment operating profit enables investors to assess operating performance excluding non-segment income and expense.
(b)	Amounts reported are attributable to shareholders of The Brink’s Company and exclude earnings related to noncontrolling interests.
(c)
These Non-GAAP results for 2014 reflect Venezuela’s local earnings translated at 6.3 bolivars to the U.S. dollar through March 23, 2014, and at approximately 50 bolivars to the U.S. dollar from March 24 to June 30, 2014.  Also see pages 13 – 17 for Non-GAAP Results Adjusted for Venezuelan Results at 50 Bolivars per U.S. dollar for hypothetical historical results had we used a rate of 50 to translate Venezuela’s results for all periods in 2013 and 2014.

*Non-GAAP results are reconciled to the applicable GAAP results on pages 13 – 17.  Amounts may not add due to rounding.

The Brink’s Company and subsidiaries
Second Quarter 2014 vs. 2013 (Unaudited)
(In millions)

Segment Results – GAAP

			Acquisitions /
		Organic	Dispositions	Currency		% Change
	2Q '13	Change	(a)	(b)	2Q '14	Total	Organic
Revenues:
Latin America	$414	108	-	(185)	337	(19)	26
EMEA	293	(3)	-	12	303	3	(1)
North America	226	2	-	(3)	226	-	1
Asia Pacific	37	1	-	(1)	36	(1)	2
Total	$970	108	-	(176)	902	(7)	11

Operating profit:
Latin America	$24	(6)	-	(20)	(2)	unfav	(25)
EMEA	19	(2)	-	1	17	(7)	(11)
North America	6	-	-	-	6	(10)	(6)
Asia Pacific	5	-	-	-	5	(8)	(8)
Segment operating profit	54	(9)	-	(19)	26	(52)	(16)
Non-segment	(22)	6	-	-	(15)	(29)	(29)
Total	$33	(3)	-	(19)	11	(67)	(8)

Segment operating margin:
Latin America	5.9%				(0.4%)
EMEA	6.4%				5.7%
North America	2.8%				2.5%
Asia Pacific	13.7%				12.6%
Segment operating margin	5.6%				2.9%

Segment Results – Non-GAAP*

			Acquisitions /
		Organic	Dispositions	Currency		% Change
	2Q '13	Change	(a)	(b)	2Q '14	Total	Organic
Revenues:
Latin America	$414	108	-	(185)	337	(19)	26
EMEA	293	(3)	-	12	303	3	(1)
North America	226	2	-	(3)	226	-	1
Asia Pacific	37	1	-	(1)	36	(1)	2
Total	$970	108	-	(176)	902	(7)	11

Operating profit:
Latin America	$25	(5)	-	(10)	11	(58)	(18)
EMEA	19	(2)	-	1	18	(5)	(8)
North America	9	(2)	-	-	7	(26)	(24)
Asia Pacific	5	-	-	-	5	(6)	(6)
Segment operating profit	58	(9)	-	(10)	40	(31)	(15)
Non-segment	(11)	2	-	-	(10)	(13)	(13)
Total	$47	(7)	-	(10)	30	(36)	(15)

Segment operating margin:
Latin America	6.1%				3.1%
EMEA	6.4%				5.9%
North America	4.1%				3.0%
Asia Pacific	13.7%				12.9%
Segment operating margin	6.0%				4.4%

(a)	Includes operating results and gains/losses on acquisitions, sales and exits of businesses.
(b)
The “Currency” amount in the table is the sum of the “monthly currency changes” adjusted for any additional expense recorded under highly inflationary accounting rules.  The “monthly currency change” is equal to the Revenue or Operating Profit for the month in local currency, on a country-by-country basis, multiplied by the difference in rates used to translate the current period amounts to U.S. dollars versus the translation rates used in the year-ago month.  Venezuela is translated to the U.S. dollar under highly inflationary accounting rules.  Net monetary assets in local currency are remeasured to U.S. dollars using current exchange rates with losses recognized in earnings.  Nonmonetary assets under these rules are not remeasured to a lower basis in U.S. dollars when the currency devalues.  Instead, these assets retain their higher U.S. dollar historical bases and the excess basis is recognized in earnings as each asset is consumed.

*Non-GAAP results are reconciled to the applicable GAAP results on pages 13 – 17.  Amounts may not add due to rounding.

The Brink’s Company and subsidiaries
    Year-to-Date June 2014 vs. 2013 (Unaudited)
(In millions)

Segment Results – GAAP

			Acquisitions /
		Organic	Dispositions	Currency		% Change
	YTD '13	Change	(a)	(b)	YTD '14	Total	Organic
Revenues:
Latin America	$827	202	-	(254)	775	(6)	24
EMEA	571	9	-	21	601	5	2
North America	450	4	-	(7)	446	(1)	1
Asia Pacific	73	1	-	(3)	72	(2)	2
Total	$1,920	216	-	(244)	1,893	(1)	11

Operating profit:
Latin America	$48	18	-	(142)	(76)	unfav	38
EMEA	27	4	-	1	32	18	14
North America	4	3	-	-	7	58	67
Asia Pacific	9	-	-	-	9	(3)	(2)
Segment operating profit	89	25	-	(142)	(28)	unfav	28
Non-segment	(39)	6	(1)	-	(33)	(13)	(16)
Total	$50	31	(1)	(142)	(62)	unfav	62

Segment operating margin:
Latin America	5.8%				(9.8%)
EMEA	4.8%				5.3%
North America	1.0%				1.5%
Asia Pacific	12.7%				12.6%
Segment operating margin	4.6%				(1.5%)

Segment Results – Non-GAAP*

			Acquisitions /			% Change
		Organic	Dispositions	Currency
	YTD '13	Change	(a)	(b)	YTD '14	Total	Organic
Revenues:
Latin America	$827	202	-	(254)	775	(6)	24
EMEA	571	9	-	21	601	5	2
North America	450	4	-	(7)	446	(1)	1
Asia Pacific	73	1	-	(3)	72	(2)	2
Total	$1,920	216	-	(244)	1,893	(1)	11
Operating profit:
Latin America	$63	20	-	(23)	60	(4)	32
EMEA	27	4	-	1	33	19	16
North America	10	(1)	-	-	9	(10)	(6)
Asia Pacific	9	-	-	-	9	(2)	(1)
Segment operating profit	109	24	-	(23)	111	1	22
Non-segment	(19)	(4)	-	-	(23)	22	22
Total	$90	20	-	(23)	88	(3)	22

Segment operating margin:
Latin America	7.6%				7.7%
EMEA	4.8%				5.4%
North America	2.2%				2.0%
Asia Pacific	12.7%				12.7%
Segment operating margin	5.7%				5.8%

Amounts may not add due to rounding. See page 4 for footnote explanations.

Non-Segment Expenses
Non-segment expenses declined $6 million due to lower U.S. pension charges in 2014.  On a non-GAAP basis, these expenses declined $2 million due to the timing of annual equity incentive grants.  The full-year estimate for non-segment expenses remains at approximately $45 million (non-GAAP).

Capital Expenditures and Capital Leases
Year-to-date capital expenditures and capital lease additions were $58 million compared to $79 million in both periods.  Full-year fixed asset acquisitions are expected to be approximately $175 million to $185 million.

Cash Payments to Primary U.S. Pension Plan
Brink’s expects to make the 2015 and 2016 required cash payments of $61 million to the primary U.S. pension plan in 2014 to further de-risk the pension plan investment allocation and lower the PBGC premiums.  These payments will be made with available cash and existing credit facilities.

Income Taxes
On a GAAP basis, second-quarter tax expense was $5 million (effective rate 87%) versus $11 million (effective rate of 39%) in the year-ago quarter.  Due to the significant Venezuela remeasurement write-down, which is non-deductible, the resulting full-year GAAP tax expense is projected to exceed pre-tax income, resulting in a tax rate in excess of 100%.
Non-GAAP earnings for the second quarter reflect an effective tax rate of 36.5%, which is the midpoint of the estimated non-GAAP full-year range of 35% to 38%. Non-GAAP results exclude the aforementioned nondeductible remeasurement charge.

Conference Call
Brink’s will host a conference call on July 24 at 11:00 a.m. Eastern Time to review second-quarter results.  Interested parties can listen by calling (877) 870-4263 (in the U.S.) or (412) 317-0790 (international) Participants should call in at least five minutes prior to the start of the call.  Participants can pre-register at http://dpregister.com/10048399  to receive a direct dial-in number for the call.  The call also will be accessible via live webcast at www.Brinks.com.  A replay of the call will be available through August 8, 2014, at (877) 344-7529 (in the U.S.) or (412) 317-0088 (international).  The conference number is 10048399.  A webcast replay will also be available at www.Brinks.com.

About The Brink’s Company
The Brink’s Company (NYSE:BCO) is the world’s premier provider of secure transportation and cash management services.  For more information, please visit The Brink’s Company website at www.Brinks.com or call 804-289-9709.

Non-GAAP and Adjusted Non-GAAP Results
Non-GAAP and Adjusted Non-GAAP results described in this press release are financial measures that are not required by or presented in accordance with U.S. generally accepted accounting principles (“GAAP”).  The purpose of the Non-GAAP results is to report financial information without certain income and expense items and adjust the quarterly Non-GAAP tax rates so that the Non-GAAP tax rate in each of the quarters is equal to the full-year Non-GAAP tax rate.  The full year Non-GAAP tax rate in both years excludes certain pretax and tax income and expense amounts.  The purpose of Adjusted Non-GAAP results is to report historical Non-GAAP financial information assuming that our Venezuelan operations had been remeasured using a rate of 50 bolivars to the U.S. dollar.

The Non-GAAP and Adjusted Non-GAAP information provides information to assist comparability and estimates of future performance.  Brink’s believes these measures are helpful in assessing operations and estimating future results and enable period-to-period comparability of financial performance.  In addition, Brink’s believes the measures will help investors assess the ongoing operations.  Non-GAAP and Adjusted Non-GAAP results should not be considered as an alternative to revenue, income or earnings per share amounts determined in accordance with GAAP and should be read in conjunction with their GAAP counterparts. Amounts reported for prior periods have been updated in this report to present information consistently for all periods presented.

Consolidated non-GAAP targets for 2016 (including segment margin, segment operating profit and EPS) are not reconciled to GAAP counterparts because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable effort.

Forward-Looking Statements
This release contains both historical and forward-looking information. Words such as "anticipates," "assumes," "estimates," "expects," "projects," "predicts," "intends," "plans," "believes," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in this release includes, but is not limited to, anticipated revenue, organic revenue growth, currency impact on revenue, segment margin, non-segment expense, interest expense, income tax rate, interest and other income, non-controlling interest expense, tax expense, fixed asset acquisitions, capital expenditures, capital leases, depreciation and amortization for 2014; profit growth in the second half of 2014 and the impact of operational improvements; and 2016 non-GAAP segment margin, non-GAAP segment operating profit and earnings per share. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated.

These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to:
•	continuing market volatility and commodity price fluctuations and their impact on the demand for our services;

•	our ability to continue profit growth in Latin America;

•	our ability to maintain or improve volumes at favorable pricing levels and increase cost and productivity efficiencies, particularly in the United States and Mexico;

•	investments in information technology and value-added services and their impact on revenue and profit growth;

•	our ability to develop and implement solutions for our customers and gain market acceptance of those solutions;

•	our ability to maintain an effective IT infrastructure and safeguard confidential information;

•
risks customarily associated with operating in foreign countries including changing labor and economic conditions, currency devaluations, safety and security issues, political instability, restrictions on repatriation of earnings and capital, nationalization, expropriation and other forms of restrictive government actions;

•	the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates;

•	the stability of the Venezuelan economy, changes in Venezuelan policy regarding foreign-owned businesses;

•	changes in currency restrictions and in foreign exchange rates, including fluctuations in value of the Venezuelan bolivar;

•	regulatory and labor issues in many of our global operations, including negotiations with organized labor and the possibility of work stoppages;

•	our ability to identify and execute further cost and operational improvements and efficiencies in our core businesses;

•	our ability to integrate successfully recently acquired companies and improve their operating profit margins;

•	costs related to dispositions and market exits;

•	our ability to identify evaluate and pursue acquisitions and other strategic opportunities including those in the home security industry and emerging markets;

•	the willingness of our customers to absorb fuel surcharges and other future price increases;

•	our ability to obtain necessary information technology and other services at favorable pricing levels from third party service providers;

•	variations in costs or expenses and performance delays of any public or private sector supplier, service provider or customer;

•
our ability to obtain appropriate insurance coverage, positions taken by insurers with respect to claims made and the financial condition of insurers, safety and security performance, our loss experience, and changes in insurance costs;

•	security threats worldwide and losses of customer valuables;

•	costs associated with the purchase and implementation of cash processing and security equipment;

•	employee and environmental liabilities in connection with our former coal operations, black lung claims incidence;

•	the impact of the Patient Protection and Affordable Care Act on black lung liability and the Company's ongoing operations;

•
changes to estimated liabilities and assets in actuarial assumptions due to payments made, investment returns, interest rates and annual actuarial revaluations, the funding requirements, accounting treatment, investment performance and costs and expenses of our pension plans, the VEBA and other employee benefits, mandatory or voluntary pension plan contributions;

•	the nature of our hedging relationships;

•	changes in estimates and assumptions underlying our critical accounting policies;

•	our ability to realize deferred tax assets;

•	the outcome of pending and future claims, litigation, and administrative proceedings;

•	public perception of the Company’s business and reputation;

•	access to the capital and credit markets;

•	seasonality, pricing and other competitive industry factors; and
•	the promulgation and adoption of new accounting standards and interpretations, new government regulations and interpretation of existing regulations.

This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2013, and in our other public filings with the Securities and Exchange Commission. The forward-looking information included in this document is representative only as of the date of this document and The Brink's Company undertakes no obligation to update any information contained in this document.

The Brink’s Company and subsidiaries
Outlook Summary (Unaudited)
(In millions except as noted)

	GAAP		Non-GAAP
		2014		2014
	2013	Estimate	2013	Estimate
Organic revenue growth
Latin America	17%	21– 23%	17%	21– 23%
EMEA	2	0 – 2	2	0 – 2
North America	1	0 – 2	1	0 – 2
Asia Pacific	11	5 – 7	11	5 – 7
Total	8	8 – 10	8	8 – 10

Currency impact on revenue
Latin America	(9)%	(32) – (36)%	(9)%	(32) – (36)%
EMEA	2	1 – 3	2	1 – 3
North America	(1)	flat	(1)	flat
Asia Pacific	(5)	(1) – (3)	(5)	(1) – (3)
Total	(3)	(14) – (16)	(3)	(14) – (16)

Total revenues	$3,942	~3.7 billion	$3,942	~3.7 billion

Segment margin
Latin America(a)	8.7%	(1.0) – (3.0)%	9.8%	7.0 – 9.0%
EMEA	6.9	6.0 – 8.0	6.9	6.0 – 8.0
North America(b)	0.5	1.5 – 2.5	1.8	2.5 – 3.5
Asia Pacific	11.5	10.5 – 12.5	12.2	10.5 – 12.5
Total	6.4	~2.5	7.2	~6.5

Non-segment expense:
General and administrative	$45	50	$45	47
Retirement plans(b)	41	14	-	-
Acquisition gains(c)	(3)	-	-	-
Royalty income	(2)	(2)	(2)	(2)
Non-segment expense	$81	62	$43	45

Effective income tax rate(a)	35%	100%+	33%	35% – 38%

Interest expense	$25	24 – 26	$25	24 – 26

Interest and other income (expense)	$2	1 – 2	$2	1 – 2

Net income (loss) attributable to
noncontrolling interests(a)	$24	(25) – (29)	$29	18 – 22

Fixed assets acquired
Capital expenditures	$178	160 – 170	$178	160 – 170
Capital leases(d)	5	15	5	15
Total	$183	175 – 185	$183	175 – 185

Depreciation and amortization	$174	175 – 180	$174	175 – 180

(a)	Expenses related to currency devaluation in Venezuela ($133 million in 2014 and $15 million in 2013) have been excluded from Non-GAAP and Adjusted Non-GAAP results.
(b)
Costs related to U.S. retirement plans have been excluded from Non-GAAP and Adjusted Non-GAAP results including $12 million in 2013 and $4 million in 2014 related to North America, and $41 million in 2013 and $14 million in 2014 related to Non-segment expense.

(c)	Acquisition gains and losses are excluded from Non-GAAP results.
(d)	Includes capital leases for newly acquired assets only.

Amounts may not add due to rounding.

The Brink’s Company and subsidiaries
Hypothetical Outlook Summary – Adjusted for Venezuelan Results at 50 Bolivars per U.S. Dollar (Unaudited)

(In millions except as noted)

Full-Year 2014

Adjusted Non-GAAP
2014
Estimate

Organic revenue growth
Latin America		12 – 14%
EMEA		0 – 2
North America		0 – 2
Asia Pacific		5 – 7
Total		4 – 6

Currency impact on revenue
Latin America		(7) – (9)%
EMEA		1 – 3
North America		flat
Asia Pacific		(1) – (3)
Total		(2) – (4)

Total revenues	$	~3.6 billion

Segment margin
Latin America(a)		5.0 – 7.0%
EMEA		6.0 – 8.0
North America(b)		2.5 – 3.5
Asia Pacific		10.5 – 12.5
Total		~6

Non-segment expense:
General and administrative		$47
Royalty income		(2)
Non-segment expense(b)(c)		$45

Effective income tax rate(a)		38% – 41%

Interest expense		$24 – 26

Interest and other income (expense)		$1 – 2

Net income (loss) attributable to
noncontrolling interests(a)		$10 – 14

Fixed assets acquired:
Capital expenditures		$160 – 170
Capital leases(d)		15
Total		$175 – 185

Depreciation and amortization		$175 – 180

The Brink’s Company and subsidiaries
Condensed Consolidated Statements of Income (Loss) (Unaudited)
(In millions, except for per share amounts)

	Second Quarter		First Half
	2014	2013	2014	2013

Revenues	$901.5	969.9	$1,893.1	1,920.4

Costs and expenses:
Cost of revenues	754.6	792.3	1,550.2	1,584.9
Selling, general and administrative expenses	135.1	144.9	280.5	276.8
Total costs and expenses	889.7	937.2	1,830.7	1,861.7
Other operating income (expense)	(1.1)	0.1	(124.2)	(8.6)

Operating profit (loss)	10.7	32.8	(61.8)	50.1

Interest expense	(5.9)	(5.9)	(11.7)	(11.8)
Interest and other income (expense)	0.6	0.3	0.3	0.9
Income (loss) from continuing operations before tax	5.4	27.2	(73.2)	39.2
Provision (benefit) for income taxes	4.7	10.7	13.7	16.1

Income (loss) from continuing operations	0.7	16.5	(86.9)	23.1

Income (loss) from discontinued operations, net of tax	(0.7)	(4.5)	(0.8)	(24.0)

Net income (loss)	-	12.0	(87.7)	(0.9)

Less net income (loss) attributable to noncontrolling interests	(1.6)	3.3	(30.8)	7.0

Net income (loss) attributable to Brink’s	$1.6	8.7	$(56.9)	(7.9)

Amounts attributable to Brink’s
Continuing operations	$2.3	13.2	$(56.1)	16.1
Discontinued operations	(0.7)	(4.5)	(0.8)	(24.0)

Net income (loss) attributable to Brink’s	$1.6	8.7	$(56.9)	(7.9)

Earnings (loss) per share attributable to Brink’s common shareholders(a):
Basic:
Continuing operations	$0.05	0.27	$(1.15)	0.33
Discontinued operations	(0.01)	(0.09)	(0.02)	(0.49)
Net income (loss)	$0.03	0.18	$(1.16)	(0.16)

Diluted:
Continuing operations	$0.05	0.27	$(1.15)	0.33
Discontinued operations	(0.01)	(0.09)	(0.02)	(0.49)
Net income (loss)	$0.03	0.18	$(1.16)	(0.16)

Weighted-average shares
Basic	49.0	48.6	49.0	48.6
Diluted	49.4	48.9	49.0	48.9

(a) Earnings per share may not add due to rounding.

The Brink’s Company and subsidiaries
Supplemental Financial Information (Unaudited)
 (In millions)

	Second Quarter		% Change		First Half		% Change
REVENUES BY REGION	2014	2013	Total	Organic	2014	2013	Total	Organic

Latin America:
Mexico	$104.1	117.5	(11)	(8)	$210.0	228.1	(8)	(4)
Brazil	110.9	93.3	19	28	215.2	192.3	12	26
Venezuela	22.3	96.1	(77)	83	153.6	191.6	(20)	73
Other	99.2	106.7	(7)	10	196.1	214.5	(9)	10
Total	336.5	413.6	(19)	26	774.9	826.5	(6)	24

EMEA:
France	139.6	132.4	5	-	274.9	263.9	4	-
Other	163.3	161.0	1	(2)	326.0	307.3	6	3
Total	302.9	293.4	3	(1)	600.9	571.2	5	2

North America:
U.S.	180.3	178.3	1	1	356.1	353.8	1	1
Canada	45.4	48.0	(5)	1	89.7	95.7	(6)	1
Total	225.7	226.3	-	1	445.8	449.5	(1)	1

Asia Pacific	36.4	36.6	(1)	2	71.5	73.2	(2)	2

Total Revenues	$901.5	969.9	(7)	11	$1,893.1	1,920.4	(1)	11

Amounts may not add due to rounding.  Organic percentage change in revenue is equal to the total percentage change in revenue less the change associated with acquisitions and dispositions and less the change in revenues due to foreign currency exchange fluctuations as described in the note to the table on page 4.

	First Half
SELECTED CASH FLOW INFORMATION	2014	2013

Property and equipment acquired during the period
Capital expenditures
Latin America	$25.1	$43.1
EMEA	12.3	14.9
North America	18.0	18.4
Asia Pacific	1.5	1.8
Capital expenditures	56.9	78.2

Capital leases(a)
Latin America	1.3	-
North America	0.1	0.5
Capital leases	1.4	0.5

Total
Latin America	26.4	43.1
EMEA	12.3	14.9
North America	18.1	18.9
Asia Pacific	1.5	1.8
Total	$58.3	$78.7

Depreciation and amortization
Latin America	$31.5	$29.7
EMEA	22.2	22.9
North America	29.9	28.8
Asia Pacific	2.6	2.9
Depreciation and amortization	$86.2	$84.3

(a)
Represents the amount of property and equipment acquired using capital leases.  Because these assets are acquired without using cash, the acquisitions are not reflected in the consolidated cash flow statement.  Amounts are provided here to assist in the comparison of assets acquired in the current year versus prior years.

The Brink’s Company and subsidiaries
Non-GAAP and Adjusted Non-GAAP(h) Results Reconciled to GAAP (Unaudited)
 (In millions, except for per share amounts)

	GAAP Basis	Expenses Related to Currency Devaluation in Venezuela (a)	Losses Related to Closure (b)	Employee Benefit Set- tlement Losses (c)	U.S. Retirement Plans (d)	Share-based Compen- sation Adjust- ment (e)	Adjust Income Tax Rate (f)	Non-GAAP Basis	Adjust Venezuela to 50 Bolivars to the U.S. Dollar (g)	Adjusted Non-GAAP Basis (h)

	First Quarter 2014
Revenues:
Latin America	$438.4	-	-	-	-	-	-	438.4	(113.1)	325.3
EMEA	298.0	-	-	-	-	-	-	298.0	-	298.0
North America	220.1	-	-	-	-	-	-	220.1	-	220.1
Asia Pacific	35.1	-	-	-	-	-	-	35.1	-	35.1
Revenues	$991.6	-	-	-	-	-	-	991.6	(113.1)	878.5

Operating profit:
Latin America	$(74.8)	123.3	-	0.9	-	-	-	49.4	(28.9)	20.5
EMEA	14.8	-	-	-	-	-	-	14.8	-	14.8
North America	1.1	-	-	-	1.2	-	-	2.3	-	2.3
Asia Pacific	4.4	-	-	-	-	-	-	4.4	-	4.4
Segment operating profit	(54.5)	123.3	-	0.9	1.2	-	-	70.9	(28.9)	42.0
Non-segment	(18.0)	-	-	-	4.8	-	-	(13.2)	-	(13.2)
Operating profit	$(72.5)	123.3	-	0.9	6.0	-	-	57.7	(28.9)	28.8

Amounts attributable to Brink’s:
Income from continuing operations	$(58.4)	74.9	-	0.6	3.8	-	1.2	22.1	(11.2)	10.9
Diluted EPS – continuing operations	(1.19)	1.53	-	0.01	0.08	-	0.02	0.45	(0.23)	0.22

	Second Quarter 2014
Revenues:
Latin America	$336.5	-	-	-	-	-	-	336.5	-	336.5
EMEA	302.9	-	-	-	-	-	-	302.9	-	302.9
North America	225.7	-	-	-	-	-	-	225.7	-	225.7
Asia Pacific	36.4	-	-	-	-	-	-	36.4	-	36.4
Revenues	$901.5	-	-	-	-	-	-	901.5	-	901.5

Operating profit:
Latin America	$(1.5)	9.8	0.7	0.9	-	0.6	-	10.5	-	10.5
EMEA	17.3	-	-	-	-	0.5	-	17.8	-	17.8
North America	5.7	-	-	-	0.8	0.3	-	6.8	-	6.8
Asia Pacific	4.6	-	-	-	-	0.1	-	4.7	-	4.7
Segment operating profit	26.1	9.8	0.7	0.9	0.8	1.5	-	39.8	-	39.8
Non-segment	(15.4)	-	-	-	2.8	2.7	-	(9.9)	-	(9.9)
Operating profit	$10.7	9.8	0.7	0.9	3.6	4.2	-	29.9	-	29.9

Amounts attributable to Brink’s:
Income from continuing operations	$2.3	6.0	0.7	0.8	2.3	3.4	(2.1)	13.4	(0.6)	12.8
Diluted EPS – continuing operations	0.05	0.12	0.01	0.02	0.05	0.07	(0.04)	0.27	(0.01)	0.26

See page 14 for notes.

The Brink’s Company and subsidiaries
Non-GAAP and Adjusted Non-GAAP(h) Results Reconciled to GAAP (Unaudited)
 (In millions, except for per share amounts)

	GAAP Basis	Expenses Related to Currency Devaluation in Venezuela (a)	Losses Related to Closure (b)	Employee Benefit Set- tlement Losses (c)	U.S. Retirement Plans (d)	Share-based Compen- sation Adjust- ment (e)	Adjust Income Tax Rate (f)	Non-GAAP Basis	Adjust Venezuela to 50 Bolivars to the U.S. Dollar (g)	Adjusted Non-GAAP Basis (h)

	First Half 2014
Revenues:
Latin America	$774.9	-	-	-	-	-	-	774.9	(113.1)	661.8
EMEA	600.9	-	-	-	-	-	-	600.9	-	600.9
North America	445.8	-	-	-	-	-	-	445.8	-	445.8
Asia Pacific	71.5	-	-	-	-	-	-	71.5	-	71.5
Revenues	$1,893.1	-	-	-	-	-	-	1,893.1	(113.1)	1,780.0

Operating profit:
Latin America	$(76.3)	133.1	0.7	1.8	-	0.6	-	59.9	(28.9)	31.0
EMEA	32.1	-	-	-	-	0.5	-	32.6	-	32.6
North America	6.8	-	-	-	2.0	0.3	-	9.1	-	9.1
Asia Pacific	9.0	-	-	-	-	0.1	-	9.1	-	9.1
Segment operating profit	(28.4)	133.1	0.7	1.8	2.0	1.5	-	110.7	(28.9)	81.8
Non-segment	(33.4)	-	-	-	7.6	2.7	-	(23.1)	-	(23.1)
Operating profit	$(61.8)	133.1	0.7	1.8	9.6	4.2	-	87.6	(28.9)	58.7

Amounts attributable to Brink’s:
Income from continuing operations	$(56.1)	80.9	0.7	1.4	6.1	3.4	(0.9)	35.5	(11.8)	23.7
Diluted EPS – continuing operations	(1.15)	1.65	0.01	0.03	0.12	0.07	(0.02)	0.72	(0.24)	0.48

(a)
To eliminate the effects of the March 2014 currency devaluation in Venezuela as described in (g) below.  Expenses eliminated from Non-GAAP results include first-quarter currency exchange losses totaling $122 million related to remeasured net monetary assets and $1 million first-quarter and $10 million second-quarter expenses related to nonmonetary assets.  Nonmonetary assets were not remeasured to a lower basis when the currency devalued.  Instead, under highly inflationary accounting rules, these assets retained their higher historical bases, which excess is recognized in earnings as the asset is consumed.

(b)	To eliminate an impairment loss related to Latin America operations that are expected to be shut down within the next 12 months.
(c)	To eliminate employee benefit settlement losses in Mexico.
(d)	To eliminate expenses related to U.S. retirement plans.
(e)
To eliminate the expense related to an accounting adjustment related to share-based compensation.  The accounting adjustment revises the accounting for share-based compensation from fixed to variable fair value accounting as defined in ASC Topic 718, Stock Compensation.  Additional information will be available in the company’s Form 10-Q to be filed for the second quarter of 2014.

(f)
To adjust effective income tax rate in the interim period to be equal to the midpoint of the estimated range of the full-year Non-GAAP effective income tax rate.  The midpoint of the estimated range of the full-year Non-GAAP effective tax rate for 2014 is 36.5%.

(g)
Effective March 24, 2014, Brink’s began remeasuring its Venezuelan operating results using currency exchange rates reported under a newly established currency exchange process in Venezuela (the “SICAD II process”).  The rate published for this process has averaged approximately 50 since opening on March 24, 2014.  This adjustment reflects a hypothetical remeasurement of Brink’s Venezuela’s first quarter 2014 revenue and operating results using a rate of 50 bolivars to the U.S. dollar, which approximates the rate observed in the new SICAD II currency exchange process in March 2014.

(h)	Non-GAAP results adjusted for Venezuelan results at 50 bolivars per U.S. dollar.

Amounts may not add due to rounding.

The Brink’s Company and subsidiaries
Non-GAAP and Adjusted Non-GAAP(g) Results Reconciled to GAAP (Unaudited)
(In millions, except for per share amounts)

	GAAP Basis	Gains and Losses on Acquisitions and Dispositions (a)	Expenses Related to Currency Devaluation in Venezuela (b)	Employee Benefit Settlement Losses (c)	U.S. Retirement Plans (d)	Adjust Income Tax Rate (e)	Non-GAAP Basis	Adjust Venezuela to 50 Bolivars to the U.S. Dollar (f)	Adjusted Non-GAAP Basis (g)

	First Quarter 2013
Revenues:
Latin America	$412.9	-	-	-	-	-	412.9	(84.5)	328.4
EMEA	277.8	-	-	-	-	-	277.8	-	277.8
North America	223.2	-	-	-	-	-	223.2	-	223.2
Asia Pacific	36.6	-	-	-	-	-	36.6	-	36.6
Revenues	$950.5	-	-	-	-	-	950.5	(84.5)	866.0

Operating profit:
Latin America	$23.4	-	13.9	0.3	-	-	37.6	(18.0)	19.6
EMEA	8.6	-	-	-	-	-	8.6	-	8.6
North America	(2.0)	-	-	-	2.9	-	0.9	-	0.9
Asia Pacific	4.3	-	-	-	-	-	4.3	-	4.3
Segment operating profit	34.3	-	13.9	0.3	2.9	-	51.4	(18.0)	33.4
Non-segment	(17.0)	(1.1)	-	-	10.5	-	(7.6)	-	(7.6)
Operating profit	$17.3	(1.1)	13.9	0.3	13.4	-	43.8	(18.0)	25.8

Amounts attributable to Brink’s:
Income from continuing operations	$2.9	(1.1)	8.7	0.2	8.2	0.1	19.0	(8.9)	10.1
Diluted EPS – continuing operations	0.06	(0.02)	0.18	-	0.17	-	0.39	(0.18)	0.21

	Second Quarter 2013
Revenues:
Latin America	$413.6	-	-	-	-	-	413.6	(83.9)	329.7
EMEA	293.4	-	-	-	-	-	293.4	-	293.4
North America	226.3	-	-	-	-	-	226.3	-	226.3
Asia Pacific	36.6	-	-	-	-	-	36.6	-	36.6
Revenues	$969.9	-	-	-	-	-	969.9	(83.9)	886.0

Operating profit:
Latin America	$24.4	-	0.2	0.5	-	-	25.1	(8.6)	16.5
EMEA	18.7	-	-	-	-	-	18.7	-	18.7
North America	6.3	-	-	-	2.9	-	9.2	-	9.2
Asia Pacific	5.0	-	-	-	-	-	5.0	-	5.0
Segment operating profit	54.4	-	0.2	0.5	2.9	-	58.0	(8.6)	49.4
Non-segment	(21.6)	-	-	-	10.2	-	(11.4)	-	(11.4)
Operating profit	$32.8	-	0.2	0.5	13.1	-	46.6	(8.6)	38.0

Amounts attributable to Brink’s:
Income from continuing operations	$13.2	-	0.1	0.4	7.7	1.5	22.9	(5.8)	17.1
Diluted EPS – continuing operations	0.27	-	-	0.01	0.16	0.03	0.47	(0.12)	0.35

See page 17 for notes.

The Brink’s Company and subsidiaries
Non-GAAP and Adjusted Non-GAAP(g) Results Reconciled to GAAP (Unaudited)
(In millions, except for per share amounts)

	GAAP Basis	Gains and Losses on Acquisitions and Dispositions (a)	Expenses Related to Currency Devaluation in Venezuela (b)	Employee Benefit Settlement Losses (c)	U.S. Retirement Plans (d)	Adjust Income Tax Rate (e)	Non-GAAP Basis	Adjust Venezuela to 50 Bolivars to the U.S. Dollar (f)	Adjusted Non-GAAP Basis (g)

	First Half 2013
Revenues:
Latin America	$826.5	-	-	-	-	-	826.5	(168.4)	658.1
EMEA	571.2	-	-	-	-	-	571.2	-	571.2
North America	449.5	-	-	-	-	-	449.5	-	449.5
Asia Pacific	73.2	-	-	-	-	-	73.2	-	73.2
Revenues	$1,920.4	-	-	-	-	-	1,920.4	(168.4)	1,752.0

Operating profit:
Latin America	$47.8	-	14.1	0.8	-	-	62.7	(26.6)	36.1
EMEA	27.3	-	-	-	-	-	27.3	-	27.3
North America	4.3	-	-	-	5.8	-	10.1	-	10.1
Asia Pacific	9.3	-	-	-	-	-	9.3	-	9.3
Segment operating profit	88.7	-	14.1	0.8	5.8	-	109.4	(26.6)	82.8
Non-segment	(38.6)	(1.1)	-	-	20.7	-	(19.0)	-	(19.0)
Operating profit	$50.1	(1.1)	14.1	0.8	26.5	-	90.4	(26.6)	63.8

Amounts attributable to Brink’s:
Income from continuing operations	$16.1	(1.1)	8.8	0.6	15.9	1.6	41.9	(14.7)	27.2
Diluted EPS – continuing operations	0.33	(0.02)	0.18	0.01	0.33	0.03	0.86	(0.30)	0.56

	Third Quarter 2013
Revenues:
Latin America	$423.8	-	-	-	-	-	423.8	(100.1)	323.7
EMEA	301.2	-	-	-	-	-	301.2	-	301.2
North America	222.5	-	-	-	-	-	222.5	-	222.5
Asia Pacific	34.9	-	-	-	-	-	34.9	-	34.9
Revenues	$982.4	-	-	-	-	-	982.4	(100.1)	882.3

Operating profit:
Latin America	$42.8	-	0.2	0.8	-	-	43.8	(20.7)	23.1
EMEA	32.1	-	-	-	-	-	32.1	-	32.1
North America	0.2	-	-	-	2.9	-	3.1	-	3.1
Asia Pacific	4.8	-	-	-	-	-	4.8	-	4.8
Segment operating profit	79.9	-	0.2	0.8	2.9	-	83.8	(20.7)	63.1
Non-segment	(20.7)	(0.9)	-	-	10.3	-	(11.3)	-	(11.3)
Operating profit	$59.2	(0.9)	0.2	0.8	13.2	-	72.5	(20.7)	51.8

Amounts attributable to Brink’s:
Income from continuing operations	$29.8	(0.9)	0.1	0.6	7.7	(1.7)	35.6	(11.6)	24.0
Diluted EPS – continuing operations	0.61	(0.02)	-	0.01	0.16	(0.03)	0.73	(0.24)	0.49

See page 17 for notes.

The Brink’s Company and subsidiaries
Non-GAAP and Adjusted Non-GAAP(g) Results Reconciled to GAAP (Unaudited)
(In millions, except for per share amounts)
	GAAP Basis	Gains and Losses on Acquisitions and Dispositions (a)	Expenses Related to Currency Devaluation in Venezuela (b)	Employee Benefit Settlement Losses (c)	U.S. Retirement Plans (d)	Adjust Income Tax Rate (e)	Non-GAAP Basis	Adjust Ve- nezuela to 50 Bolivars to the U.S. Dollar (f)	Adjusted Non-GAAP Basis (g)
	Fourth Quarter 2013
Revenues:
Latin America	$470.4	-	-	-	-	-	470.4	(123.0)	347.4
EMEA	305.9	-	-	-	-	-	305.9	-	305.9
North America	226.4	-	-	-	-	-	226.4	-	226.4
Asia Pacific	36.7	-	-	-	-	-	36.7	-	36.7
Revenues	$1,039.4	-	-	-	-	-	1,039.4	(123.0)	916.4

Operating profit:
Latin America	$59.3	2.2	0.3	0.9	-	-	62.7	(21.6)	41.1
EMEA	22.1	-	-	-	-	-	22.1	-	22.1
North America	0.2	-	-	-	2.9	-	3.1	-	3.1
Asia Pacific	2.6	0.9	-	-	-	-	3.5	-	3.5
Segment operating profit	84.2	3.1	0.3	0.9	2.9	-	91.4	(21.6)	69.8
Non-segment	(21.8)	(0.8)	-	-	10.3	-	(12.3)	-	(12.3)
Operating profit	$62.4	2.3	0.3	0.9	13.2	-	79.1	(21.6)	57.5

Amounts attributable to Brink’s:
Income from continuing operations	$26.0	4.0	0.2	0.6	8.2	0.1	39.1	(9.8)	29.3
Diluted EPS – continuing operations	0.53	0.08	-	0.01	0.17	-	0.79	(0.20)	0.60
	Full Year 2013
Revenues:
Latin America	$1,720.7	-	-	-	-	-	1,720.7	(391.5)	1,329.2
EMEA	1,178.3	-	-	-	-	-	1,178.3	-	1,178.3
North America	898.4	-	-	-	-	-	898.4	-	898.4
Asia Pacific	144.8	-	-	-	-	-	144.8	-	144.8
Revenues	$3,942.2	-	-	-	-	-	3,942.2	(391.5)	3,550.7

Operating profit:
Latin America	$149.9	2.2	14.6	2.5	-	-	169.2	(68.9)	100.3
EMEA	81.5	-	-	-	-	-	81.5	-	81.5
North America	4.7	-	-	-	11.6	-	16.3	-	16.3
Asia Pacific	16.7	0.9	-	-	-	-	17.6	-	17.6
Segment operating profit	252.8	3.1	14.6	2.5	11.6	-	284.6	(68.9)	215.7
Non-segment	(81.1)	(2.8)	-	-	41.3	-	(42.6)	-	(42.6)
Operating profit	$171.7	0.3	14.6	2.5	52.9	-	242.0	(68.9)	173.1

Amounts attributable to Brink’s:
Income from continuing operations	$71.9	2.0	9.1	1.8	31.8	-	116.6	(36.1)	80.5
Diluted EPS – continuing operations	1.47	0.04	0.18	0.04	0.65	-	2.38	(0.74)	1.64

(a)	To eliminate
•
a $1.1 million adjustment in the first quarter of 2013 to the amount of gain recognized on a 2010 business acquisition in Mexico as a result of a favorable adjustment to the purchase price received in the first quarter of 2013.

•	$1.7 million of adjustments in the third and fourth quarters of 2013 primarily related to the January 2013 acquisition of Rede Trel in Brazil.
•
$3.1 million in adjustments in the fourth quarter of 2013 related to the increase in a loss contingency assumed in the 2010 Mexico acquisition and the impairment of an intangible asset acquired in the 2009 India acquisition.

•	a $2.6 million tax adjustment related to the Belgium disposition.
(b)
To eliminate the effects of the February 2013 currency devaluation in Venezuela in which the official exchange rate in Venezuela declined 16% from 5.3 to 6.3 bolivars to the U.S. dollar.  Expenses eliminated from Non-GAAP results include first quarter currency exchange losses totaling $13.4 million related to remeasured net monetary assets as well as expenses related to nonmonetary assets ($0.5 million in the first quarter, $0.2 million in the second quarter, $0.2 million in the third quarter and $0.3 million in the fourth quarter).  Nonmonetary assets were not remeasured to a lower basis when the currency devalued.  Instead, under highly inflationary accounting rules, these assets retained their higher historical bases, which excess is recognized in earnings as the asset is consumed.

(c)	To eliminate employee benefit settlement losses in Mexico.
(d)	To eliminate expenses related to U.S. retirement plans.
(e)	To adjust effective income tax rate in the interim period to be equal to the full-year non-GAAP effective income tax rate. The full-year non-GAAP effective tax rate for 2013 is 33.1%.
(f)
Effective March 24, 2014, Brink’s began remeasuring its Venezuelan operating results using currency exchange rates reported under a newly established currency exchange process in Venezuela (the “SICAD II process”).  This adjustment reflects a hypothetical remeasurement of Brink’s Venezuela’s 2013 revenue and operating results using a rate of 50 bolivars to the U.S. dollar, which approximates the rate observed in the new SICAD II currency exchange process in March 2014.  Losses that would have been recognized in 2013 had Brink’s used a rate of 50 bolivars to the U.S. dollar to remeasure its net monetary assets have been excluded from this adjustment and the Adjusted Non-GAAP results.

(g)	Non-GAAP results adjusted for Venezuelan results at 50 bolivars per U.S. dollar.

Amounts may not add due to rounding.

The Brink’s Company and subsidiaries
Other Reconciliations to GAAP (Unaudited)
(In millions)

NON-GAAP CASH FLOWS FROM OPERATING ACTIVITIES – RECONCILED TO U.S. GAAP
	First Half
	2014	2013
Cash flows from operating activities – GAAP	$47.6	$41.1
Decrease (increase) in certain customer obligations(a)	(8.1)	(14.2)
Cash outflows (inflows) related to discontinued operations(b)	(0.9)	6.5

Cash flows from operating activities – Non-GAAP	$38.6	$33.4

(a)
To eliminate the change in the balance of customer obligations related to cash received and processed in certain of our Cash Management Services operations.  The title to this cash transfers to us for a short period of time.  The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources.

(b)	To eliminate cash flows related to our discontinued operations.

Non-GAAP cash flows from operating activities is a supplemental financial measure that is not required by, or presented in accordance with GAAP. The purpose of the Non-GAAP cash flows from operating activities is to report financial information excluding the impact of cash received and processed in certain of our secure Cash Management Service operations and without cash flows from discontinued operations.  Brink’s believes these measures are helpful in assessing cash flows from operations, enable period-to-period comparability and are useful in predicting future operating cash flows. Non-GAAP cash flows from operating activities should not be considered as an alternative to cash flows from operating activities determined in accordance with GAAP and should be read in conjunction with our consolidated statements of cash flows.

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